UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of principal executive office)

Registrant’s telephone number, including area code: (201) 868-5959

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VSI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on August 8, 2019, Vitamin Shoppe, Inc. (the “Company”) entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), dated as of August 7, 2019, with Franchise Group, Inc. (formerly known as Liberty Tax, Inc.), a Delaware corporation (“Parent”), and, Valor Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used herein but not otherwise defined have the meaning ascribed to such terms in the Merger Agreement.

On November 11, 2019, the Company, Parent and Merger Sub entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), which, among other things, provides that the Company will merge with and into Merger Sub, with Merger Sub continuing as the Surviving Company and a wholly owned subsidiary of Parent.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of November 11, 2019, by and among Vitamin Shoppe, Inc., Franchise Group, Inc. (formerly known as Liberty Tax, Inc.), and Valor Acquisition, LLC.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the United States Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other relevant documents. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, http://investors.vitaminshoppe.com.

Certain Information Regarding Participants

The Company and its directors and certain executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018, filed with the SEC on February 26, 2018, and proxy statement for its 2019 annual meeting of stockholders, filed with the SEC on April 25, 2019. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by the Company with the SEC in respect of the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction with Parent. These statements are subject to various risks and uncertainties, many of which are outside of the Company’s control, including, among others, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain the requisite stockholder approval of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; the effect of the announcement or pendency of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the proposed transaction; legal proceedings related to the proposed transaction; uncertainties as to Parent’s ability to obtain financing in order to consummate the proposed transaction; and costs, charges or expenses resulting from the proposed transaction. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement. Additional factors that could cause actual results to differ materially from forward-looking statements include the strength of the economy; changes in the overall level of consumer spending; the performance of the Company’s products within the prevailing retail environment; implementation of the Company’s strategy; compliance with regulations, certifications and best practices with respect to the development, manufacture, sale and marketing of the Company’s products; management changes; maintaining appropriate levels of inventory; changes in tax policy; ecommerce relationships; disruptions of manufacturing, warehouse or distribution facilities or information systems; regulatory environment and other specific factors discussed herein and in other SEC filings by the Company (including the Company’s reports on Forms 10-K and 10-Q filed with the SEC). The Company believes that all forward-looking statements are based on reasonable assumptions when made; however, the Company cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes with certainty and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update these statements in light of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: November 12, 2019	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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